Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Timothy A. Bonang,
Manager of Investor Relations,
at 617-796-8149
www.fivestarqualitycare.com

FIVE STAR QUALITY CARE ANNOUNCES

RESULTS FOR THE PERIODS

ENDED JUNE 30, 2005

____________________________________

Newton, MA (August 11, 2005). Five Star Quality Care, Inc. (AMEX: FVE) today announced its financial results for the periods ended June 30, 2005, compared to the same periods in 2004, as follows (in thousands except per share amounts):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Total revenues	$186,172	$153,348	$368,519	$303,381
Total operating expenses	184,356	152,389	365,104	302,777
Operating income	1,816	959	3,415	604
Interest and other income	320	206	566	1,664
Interest expense	(899)	(98)	(1,514)	(245)
Income from continuing operations before income taxes	1,237	1,067	2,467	2,023
Provision for income taxes	38	-	73	-
Income from continuing operations	1,199	1,067	2,394	2,023
Income (loss) from discontinued operations	(32)	(124)	26	(574)
Net income	$ 1,167	$ 943	$ 2,420	$ 1,449

Weighted average shares outstanding	12,227	8,526	12,219	8,520
Basic and diluted income per share:
Income per share from continuing operations	$ 0.10	$ 0.13	$ 0.20	$ 0.24
Net income per share	$ 0.10	$ 0.11	$ 0.20	$ 0.17

On Thursday, August 11, 2005 at 10:00 a.m. Eastern Time, Evrett Benton, president and chief executive officer, and Bruce Mackey, treasurer and chief financial officer, will host a conference call to discuss the second quarter 2005 financial results. Following the company’s remarks, there will be a short question and answer period.

The conference call telephone number is (800) 357-9448. Participants calling from outside the United States and Canada should dial (312) 461-9313. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available from 1:00 p.m. on August 11, 2005 through midnight on August 17, 2005. To hear the replay, dial (719) 457-0820. The replay pass code is 7094912.

A live audio webcast of the conference call will also be available in a listen only mode on the company’s web site, which is located at www.fivestarqualitycare.com. Participants wanting to access the webcast should visit the company’s web site about five minutes before the call. The archived webcast will be available for replay on the company’s web site for about one week after the call.

Five Star Quality Care, Inc. is a healthcare services company which operates senior living communities. FVE owns and leases 155 communities with 17,329 separate living units located in 28 states. These communities include independent living, assisted living and skilled nursing facilities. FVE is headquartered in Newton, Massachusetts.

(end)

Supplemental Information, page 1 of 4

FIVE STAR QUALITY CARE, INC.

CONSOLIDATED STATEMENT OF INCOME

(dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004
Revenues:
Net revenues from residents	$179,072	$150,497	$356,163	$298,362
Pharmacy revenue	7,100	2,851	12,356	5,019
Total revenues	186,172	153,348	368,519	303,381

Expenses:
Wages and benefits	92,661	79,872	186,903	161,302
Other operating expenses	46,461	39,313	89,256	75,467
Pharmacy expenses	6,427	2,510	11,451	4,461
Management fee to Sunrise Senior Living Services, Inc. (“SLS”)	5,620	4,557	11,240	9,191
Rent expense	24,556	20,455	49,015	40,582
General and administrative	6,501	4,817	13,508	9,935
Depreciation and amortization	2,130	865	3,731	1,839
Total operating expenses	184,356	152,389	365,104	302,777

Operating income	1,816	959	3,415	604
Interest and other income (1)	320	206	566	1,664
Interest expense	(899)	(98)	(1,514)	(245)

Income from continuing operations before income taxes	1,237	1,067	2,467	2,023
Provision for income taxes	38	-	73	-
Income from continuing operations	1,199	1,067	2,394	2,023
Income (loss) from discontinued operations	(32)	(124)	26	(574)
Net income	$ 1,167	$ 943	$ 2,420	$ 1,449

Weighted average shares outstanding	12,227	8,526	12,219	8,520

Basic and diluted income (loss) per share from:
Continuing operations	$ 0.10	$ 0.13	$ 0.20	$ 0.24
Discontinued operations	-	(0.02)	-	(0.07)
Net income per share	$ 0.10	$ 0.11	$ 0.20	$ 0.17

EBITDA (2):
Net income	$ 1,167	$ 943	$ 2,420	$ 1,449
Add: income taxes	38	-	73	-
Add: depreciation and amortization	2,130	865	3,731	1,839
Add: interest expense	899	98	1,514	245
less: (income) loss from discontinued operations	32	124	(26)	574
less: interest and other income (1)	(320)	(206)	(566)	(1,664)
EBITDA (2)	$ 3,946	$ 1,824	$ 7,146	$ 2,443

(1)	“Other income” consists primarily of amortization of deferred gains.
(2)

We consider earnings before interest, taxes, depreciation and amortization, or EBITDA, to be an indicative measure of our operating performance. EBITDA is also useful in measuring our ability to service debt, fund capital expenditures and expand our business. Furthermore, we believe that EBITDA is a meaningful disclosure that may help shareholders to understand better our financial performance, including comparing our performance to other companies. However, EBITDA as presented may not be comparable to amounts calculated by other companies. This information should not be considered as an alternative to net income, income from continuing operations, operating profit, cash flow from operations, or any other operating or liquidity performance measure prescribed by accounting principles generally accepted in the United States.

Supplemental Information, page 2 of 4

Condensed Balance Sheet Data (dollars in thousands)
	June 30,	December 31,
	2005	2004
Assets
Current assets:
Cash and cash equivalents	$18,704	$26,194
Accounts receivable, net of reserve	39,252	36,742
Prepaid expenses and other current assets	11,297	13,107
Total current assets	69,253	76,043

Property and equipment, net	147,161	95,189
Other long term assets	54,820	51,753
Total assets	$271,234	$ 222,985

Liabilities and Shareholders’ Equity
Current liabilities	$74,578	$59,121
Long term liabilities	29,006	25,842
Mortgages payable, long term	69,056	42,118
Shareholders’ equity: 12,246,634 and 12,096,634 shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	98,594	95,904
Total liabilities and shareholders’ equity	$271,234	$222,985

Supplemental Information, page 3 of 4

The following tables present an overview of our operations for the three months ended June 30, 2005 and 2004:

	2005	2004	$Variance	Change
(dollars in thousands)
Net revenues from residents	$ 179,072	$150,497	$ 28,575	19%
Pharmacy revenue	7,100	2,851	4,249	149%
Wages and benefits	92,661	79,872	12,789	16%
Other operating expenses	46,461	39,313	7,148	18%
Pharmacy expenses	6,427	2,510	3,917	156%
Management fee to SLS	5,620	4,557	1,063	23%
Rent expense	24,556	20,455	4,101	20%
General and administrative	6,501	4,817	1,684	35%
Depreciation and amortization	2,130	865	1,265	146%
Interest and other income	320	206	114	55%
Interest expense	899	98	801	817%
Provision for income taxes	38	-	38	-
Income (loss) from discontinued operations	(32)	(124)	92	74%
Net income	1,167	943	224	24%

No. of communities (end of period)	155	101	-	54
No. of living units (end of period)	17,329	13,967	-	3,362
Occupancy	90%	89%	-	1%
Average daily rate	$ 126	$ 133	-7	-5%
Revenue per day per available unit	$ 114	$ 118	-4	-3%
Percent of revenues from Medicare	17%	16%	-	1%
Percent of revenues from Medicaid	21%	27%	-	-6%
Percent of revenues from private and other sources	62%	57%	-	5%

Comparable communities (communities that we operated continuously since April 1, 2004):

	Three Months Ended June 30,
	2005	2004	$Variance	Change
Net revenues from residents (in 000s)	$ 156,398	$ 150,497	$ 5,901	4%
Community expenses (in 000s)	123,374	119,185	4,189	4%
No. of communities (end of period)	101	101	-	-
No. of living units (end of period)	13,929	13,929	-	-
Occupancy	90%	89%	-	1%
Average daily rate	$ 137	$133	4	3%
Revenue per day per available unit	$ 123	$118	5	4%
Percent of revenues from Medicare	19%	16%	-	3%
Percent of revenues from Medicaid	24%	27%	-	-3%
Percent of revenues from private and other sources	57%	57%	-	-

Supplemental Information, page 4 of 4

The following tables present an overview of our operations for the six months ended June 30, 2005 and 2004:

	2005	2004	$Variance	Change
(dollars in thousands)
Net revenues from residents	$ 356,163	$ 298,362	$ 57,801	19%
Pharmacy revenue	12,356	5,019	7,337	146%
Wages and benefits	186,903	161,302	25,601	16%
Other operating expenses	89,256	75,467	13,789	18%
Pharmacy expenses	11,451	4,461	6,990	157%
Management fee to SLS	11,240	9,191	2,049	22%
Rent expense	49,015	40,582	8,433	21%
General and administrative	13,508	9,935	3,573	36%
Depreciation and amortization	3,731	1,839	1,892	103%
Interest and other income	566	1,664	(1,098)	- 66%
Interest expense	1,514	245	1,269	518%
Provision for income taxes	73	-	73	-
Income (loss) from discontinued operations	26	(574)	600	105%
Net income	2,420	1,449	971	67%

No. of communities (end of period)	155	101	-	54
No. of living units (end of period)	17,329	13,967	-	3,362
Occupancy	90%	89%	-	1%
Average daily rate	$ 126	$ 133	-7	-5%
Revenue per day per available unit	$ 114	$ 118	-4	-3%
Percent of revenues from Medicare	17%	16%	-	1%
Percent of revenues from Medicaid	21%	27%	-	-6%
Percent of revenues from private and other sources	62%	57%	-	5%

Comparable communities (communities that we operated continuously since January 1, 2004):

	Six Months Ended June 30,
	2005	2004	$Variance	Change
Net revenues from residents (in 000s)	$ 312,947	$ 298,362	$ 14,585	5%
Community expenses (in 000s)	245,072	236,769	8,303	4%
No. of communities (end of period)	101	101	-	-
No. of living units (end of period)	13,929	13,929	-	-
Occupancy	90%	89%	-	1%
Average daily rate	$ 138	$ 133	5	4%
Revenue per day per available unit	$ 124	$ 118	6	5%
Percent of revenues from Medicare	19%	16%	-	3%
Percent of revenues from Medicaid	24%	27%	-	-3%
Percent of revenues from private and other sources	57%	57%	-	-